                                                                       EXHIBIT 1


                            Alabama Gas Corporation

                                  $40,000,000
                       [ ]% Notes due September 1, 2016

                                  $35,000,000
                       [ ]% Notes due September 1, 2031


                            Underwriting Agreement
                            ----------------------

                                                                August [ ], 2001

A.G. Edwards & Sons, Inc.
One North Jefferson Avenue
St. Louis, Missouri 63103

Edward D. Jones & Co., L.P.
12555 Manchester Road
St. Louis, Missouri 63131

Ladies and Gentlemen:

     Alabama Gas Corporation, an Alabama corporation (the Company), hereby confirms its agreement with the several Underwriters (as defined below) as follows:

     1.  Purchase and Sale.  Upon the basis of the representations and
         -----------------
warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to sell to each of the several firms or corporations named in Schedule I hereto and any firm or corporation substituted as provided in Section 3(c) hereof as if such firm or corporation had originally been a party to this Agreement (each, an Underwriter), and each Underwriter agrees, at the time and place herein specified, severally and not jointly, to purchase from
the Company the respective principal amounts of the Company's [   ]% Notes due
September 1, 2016 and [   ]% Notes due September 1, 2031 (collectively, the
Securities), at the respective purchase prices of [   ]% and [   ]% of the
principal amount thereof set forth opposite such Underwriter's name on Schedule I hereto and having the terms set forth in the Prospectus (as defined in Section 2(b) hereof). The Securities will be issued pursuant to an Indenture dated as of November 1, 1993 (as amended and supplemented, the Indenture) between the Company and The Bank of New York, as successor to NationsBank of Georgia, National Association (the Trustee). Payment of principal of and interest on the Securities when due will be guaranteed by a financial guaranty insurance policy in substantially the form of Appendix A to the Prospectus (the Financial Guaranty Insurance Policy) to be issued by Ambac Assurance Corporation (the Insurer) simultaneously with the delivery of the Securities.

     2.  Representations and Warranties of Company.  The Company represents and
         -----------------------------------------
warrants to, and covenants and agrees with, the several Underwriters that:

          (a) Filing of Registration Statement and any Preliminary Prospectus
              ---------------------------------------------------------------
with SEC.  The Company meets the requirements for use of Form S-3 under the
--------
Securities Act of 1933, as amended (the 1933 Act), and has filed with the Securities and Exchange Commission (the SEC) the Registration Statement (as defined below) and each Preliminary Prospectus (as defined below) relating to the Securities, if any, required to be filed pursuant to Rule 424 under the 1933 Act; the Registration Statement has been declared effective by the SEC under the 1933 Act and complies in all material respects with Rule 430A under the 1933 Act; and no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued under the 1933 Act and no proceedings for that purpose have been instituted or threatened by the SEC, and any request on the part of the SEC for additional information has been complied with by the Company. For the purposes of this Agreement, the following terms used herein shall have the following meanings: (i) Registration Statement shall
mean the registration statement on Form S-3 (No. 333-[      ]) filed by the
Company with the SEC for the registration of the Securities under the 1933 Act, as amended to the date of this Agreement and including the exhibits thereto, and shall be deemed to include the Incorporated Documents (as defined below) and the information deemed to be included therein pursuant to Rule 430A under the 1933 Act; (ii) Incorporated Documents shall mean the documents filed by the Company with the SEC under the Securities Exchange Act of 1934, as amended (the 1934
Act), that are, or are deemed to be, incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act; (iii) Preliminary Prospectus shall mean any prospectus used in connection with the offering and sale of the Securities prior to the initial Effective Date (as defined below) and any prospectus that omitted information in reliance on Rule 430A under the 1933 Act that was used in connection with the offering and sale of the Securities after such Effective Date and prior to the execution and delivery of this Agreement, and shall in each case be deemed to include the Incorporated Documents; and (iv) Effective Date shall mean the date or time that the Registration Statement or any post-effective amendment thereto was declared effective by the SEC under the 1933 Act. For purposes of this Agreement, the words "amend," "amendment" or "amended" with respect to the Registration Statement or the Prospectus shall mean (i) amendments to the Registration Statement or the Prospectus and (ii) Incorporated Documents, in each case filed with the SEC or sent to prospective purchasers of the Securities after the date of this Agreement and prior to the completion of the distribution of the Securities.

          (b)  Registration Statement; Prospectus; Incorporated Documents.  (i)
               ----------------------------------------------------------
The Registration Statement, at its Effective Date, any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities (whether or not filed with the SEC pursuant to Rule 424 under the 1933 Act), and the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in making confirmations of sales of the Securities, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1933 Act, the Trust Indenture Act of 1939, as amended (the 1939 Act), and, in each case, the rules and regulations of the SEC

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thereunder; (ii) the Registration Statement, at its Effective Date, did not
include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, at the time it is filed with the SEC pursuant to Rule 424(b) under the 1933 Act and when delivered to the Underwriters for their use in making confirmations of sales of the Securities, will not, and any Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities (whether or not filed with the SEC pursuant to Rule 424 under the 1933 Act), did not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (iv) each Incorporated Document, at the time it was or is filed with the SEC pursuant to the 1934 Act, complied and will comply, as the case may be, in all material respects with the applicable requirements of the 1934 Act and the rules and regulations of the SEC thereunder and, at such times, did not contain and will not contain, as the case may be, an untrue statement of a material fact and did not omit and will not omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that, in the case of clauses (i),
(ii) and (iii) above, the Company makes no representation or warranty as to (x) information furnished in writing to the Company by any Underwriter expressly for use in the Prospectus, which for purposes of this Agreement shall be deemed to consist solely of (1) the statements with respect to the delivery of the Securities in the last paragraph on the cover page of the Prospectus, and (2) the statements in paragraphs three, four, six and seven under the caption "Underwriting" in the Prospectus (collectively, the Underwriter Information) or
(y) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee on Form T-1 under the 1939 Act. For purposes of this Agreement, Prospectus shall mean the prospectus included in the Registration Statement at the initial Effective Date, as such prospectus may at any time be amended by the addition of (i) the information omitted in reliance on Rule 430A under the 1933 Act and contained in the prospectus as first filed with the SEC pursuant to Rule 424(b) under the 1933 Act and (ii) except for purposes of Section 5(e) hereof, any Incorporated Documents filed with the SEC after the Effective Date.

          (c)  Indenture.  The Indenture has been duly qualified under the 1939
               ---------
Act, has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Indenture by the Trustee, will constitute a valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) requirements of reasonableness, good faith and fair dealing (such exceptions, collectively, the Exceptions); and the Indenture will conform to the description thereof contained in the Prospectus.

          (d)  Securities.  The Securities have been duly authorized and, at the
               ----------
Closing Date, will have been duly executed by the Company, and, when authenticated in the manner provided for in the Indenture, issued and delivered against payment therefor by the Company as described in the Prospectus, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by the

                                       3
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Exceptions, and will be entitled to the benefits of the Indenture; and the
Securities will conform to the description thereof contained in the Prospectus.

          (e)  Agreement.  This Agreement has been duly authorized, executed
               ---------
and delivered by the Company.

          (f)  Due Incorporation.  The Company has been duly incorporated and is
               -----------------
validly existing as a corporation in good standing under the laws of the State of Alabama, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and to execute and deliver, and perform its obligations under, this Agreement, the Indenture and the Securities; the Company is not required by the nature of its business to be licensed or qualified as a foreign corporation in any other state or jurisdiction, except where the failure to be so qualified would not have a material adverse effect on the Company; and the Company has only one subsidiary, Midtown NGV, Inc., which is a wholly-owned subsidiary with assets not in excess of $75,000.

          (g)  Material Changes.  The Company has not sustained, since the date
               ----------------
of the most recent financial statements included or incorporated by reference in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; and, since the respective dates as of which information is given in the Prospectus, there has not been any change in the capital stock, long-term debt or net assets of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company, otherwise than as set forth in the Prospectus.

          (h)  No Conflicts; Alabama Commission Order in Full Force and Effect;
               ----------------------------------------------------------------
No Consents Required.  The offering and sale of the Securities and the
--------------------
compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company's articles of incorporation or bylaws, each as amended (the Organizational Documents), or any statute, rule, regulation or other law, or any order or judgment, of any court or governmental agency or body having jurisdiction over the Company or any of its properties; the Alabama Public Service Commission has issued its final order (the Alabama Commission Order) authorizing the issue and sale of the Securities by the Company and such Alabama Commission Order is in full force and effect and not the subject of any appeal or other proceeding and is sufficient to authorize the transactions contemplated by this Agreement; and no other consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the 1933 Act and the 1939 Act, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

          (i)  Exemption from Public Utility Holding Company Act.  Energen
               -------------------------------------------------
Corporation is the sole owner of all of the issued and outstanding common stock of the Company and has filed an annual exemption statement on Form U-3A-2 pursuant to Rule 2 under the Public Utility Holding Company Act of 1935, as amended (the 1935 Act), and Energen Corporation and each of its subsidiaries are exempt from all of the provisions of the 1935 Act except Section 9(a)(2) thereof and have received no notice, request or inquiry from the SEC terminating or threatening to terminate or questioning such exemption.

          (j)  No Defaults.  The Company is not in violation of the
               -----------
Organizational Documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject.

          (k)  Litigation.  Other than as set forth in the Prospectus, there are
               ----------
no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholder's equity or results of operations of the Company, and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated.

     3.  Offering; Delivery of Securities.
         --------------------------------

          (a) Offering.  The Underwriters have advised the Company that they
              --------
propose to make a public offering of their respective portions of the Securities as soon after the effectiveness of this Agreement as in their judgment is advisable. The Underwriters have further advised the Company that they will offer the Securities to the public at the initial public offering prices specified in the Prospectus plus accrued interest thereon, if any, from the Closing Date to the date of delivery of the Securities.

          (b) Delivery of Securities.  Delivery of the Securities to the
              ----------------------
Underwriters, against payment of the purchase price therefor in immediately available funds by wire transfer, shall be made prior to 1:00 P.M., New York
City time, on August [   ], 2001 in book-entry form through the facilities of
The Depository Trust Company, New York, New York (DTC), or at such other time and date as may be agreed upon in writing by the Company and the Underwriters. Delivery of the documents required by Section 5 hereof with respect to the Securities shall be made at such time and date at the offices of Pillsbury Winthrop LLP (Underwriters' Counsel), or at such other location as may be agreed upon in writing by the Company and the Underwriters. For purposes of this Agreement, Closing Date shall mean the hour and date of such delivery and payment.

                                       5
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          The Securities shall be issued in the form of a global certificate registered in the name of "Cede & Co.," as nominee of DTC. For the purpose of expediting the Underwriters' checking of the Securities, the Company agrees to make the Securities available to the Underwriters for such purpose at the offices of DTC (or a custodian thereof) in New York, New York, not later than 1:00 P.M., New York City time, on the business day preceding the Closing Date or at such other time and place as may be agreed upon by the Company and the Underwriters.

     (c) Defaulting Underwriters.  If an Underwriter shall default in its
         -----------------------
obligation to purchase the Securities that it has agreed to purchase under this Agreement, the non-defaulting Underwriter may in its discretion arrange for itself or another firm or corporation or firms or corporations to purchase such Securities on the terms contained herein. If, within thirty-six hours after such default by an Underwriter, the non-defaulting Underwriter does not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another firm or corporation or firms or corporations to purchase such Securities on such terms. In the event that, within the respective prescribed period, the non-defaulting Underwriter shall notify the Company that it has so arranged for the purchase of such Securities, or the Company notifies the non-defaulting Underwriter that it has so arranged for the purchase of such Securities, the non-defaulting Underwriter or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus that in the opinion of the non-defaulting Underwriter may thereby be made necessary. If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter by the non-defaulting Underwriter and the Company, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require the non-defaulting Underwriter to purchase the principal amount of the Securities that the non-defaulting Underwriter agreed to purchase under this Agreement and, in addition, to require the non-defaulting Underwriter to purchase the Securities of the defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. If, after giving effect to any arrangements for the purchase of the Securities of the defaulting Underwriter by the non-defaulting Underwriter and the Company, the aggregate principal amount of the Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, or if the Company shall not exercise the right to require the non-defaulting Underwriter to purchase the Securities of the defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 4(j) hereof and the indemnity and contribution agreements in
Section 6 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     4.  Covenants of Company.  The Company covenants and agrees with the
         --------------------
several Underwriters that:

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

          (a) Filing of Prospectus.  The Company will promptly transmit copies
              --------------------
of the Prospectus, and any amendments or supplements thereto, to the SEC for filing pursuant to Rule 424(b) under the 1933 Act.

          (b) Copies of Registration Statement and Prospectus; Notice of Stop
              ---------------------------------------------------------------
Orders.  The Company will deliver to each Underwriter and to Underwriters'
------
Counsel (i) one conformed copy of the Registration Statement as originally filed, including copies of exhibits thereto (other than any exhibits incorporated by reference therein), (ii) conformed copies of any amendments to the Registration Statement, including conformed copies of the Incorporated Documents (other than exhibits thereto), and (iii) a conformed copy of each consent and certificate included or incorporated by reference in, or filed as an exhibit to, the Registration Statement as so amended; the Company will deliver to the Underwriters as soon as practicable after the date of this Agreement as many copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act; the Company will promptly advise the Underwriters of the issuance of any stop order under the 1933 Act with respect to the Registration Statement (as amended) or the institution of any proceedings therefor, or the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, of which the Company shall have received notice or otherwise have knowledge prior to the completion of the distribution of the Securities; and the Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to secure the prompt removal thereof.

          (c) Filing of Amendments or Supplements.  During the period when a
              -----------------------------------
prospectus relating to any of the Securities is required to be delivered under the 1933 Act by the Underwriters or any dealer, the Company will not file any amendment or supplement to the Registration Statement, the Prospectus or any Incorporated Document to which the Underwriters or Underwriters' Counsel shall reasonably object.

          (d) Compliance with 1933 Act.  During the period when a prospectus
              ------------------------
relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, the Company will comply, at its own expense, with all requirements imposed by the 1933 Act, as now and hereafter amended, and by the rules and regulations of the SEC thereunder, as from time to time in force, so far as necessary to permit the continuance of sales of or dealing in the Securities during such period in accordance with the provisions hereof and as contemplated by the Prospectus.

          (e) Certain Events and Amendments or Supplements.  If, during the
              --------------------------------------------
period when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or any dealer, (i) any event relating to or affecting the Company or of which the Underwriters shall advise the Company in writing shall occur as a result of which, in the opinion of the Company or the Underwriters, the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (ii) it shall be necessary to amend or supplement the Registration Statement or the Prospectus to comply with the 1933 Act, the 1934 Act or the 1939 Act or the rules and regulations of the SEC thereunder, the Company will forthwith at its expense prepare and furnish to the Underwriters a reasonable number of copies of such amendment or supplement that will correct such statement or omission or effect such compliance.

          (f) Blue Sky Qualifications.  During the period when a prospectus
              -----------------------
relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the securities or blue sky laws of such jurisdictions as the Underwriters may reasonably designate and will file and make in each year such statements or reports as are or may be reasonably required by the laws of such jurisdictions; provided, however, that the Company shall not be required to qualify as a foreign corporation, qualify as a dealer in securities or file a general consent to service of process under the laws of any jurisdiction.

          (g) Earning Statement.  In accordance with Rule 158 under the 1933
              -----------------
Act, the Company will make generally available to its security holders and to holders of the Securities, as soon as practicable, an earning statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 under the 1933 Act.

          (h) Exchange Act Documents; Ratings Notification.  During the period
              --------------------------------------------
when a prospectus relating to any of the Securities is required to be delivered under the 1933 Act by any Underwriter or dealer, the Company will file promptly all documents required to be filed with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act; and the Company will promptly notify the Underwriters of any written notice given to the Company by any "nationally recognized statistical rating organization" within the meaning of Rule 436(g)(2) under the 1933 Act (a Rating Agency) of any intended decrease in any rating of any securities of the Company or of any intended change in any such rating that does not indicate the direction of the possible change of any such rating, in each case by any such Rating Agency.

          (i) No Issuance Period.  During the period beginning from the date of
              ------------------
this Agreement and continuing to and including the earlier of (i) the termination of trading restrictions on the Securities, as determined by the Underwriters, and (ii) 15 days after the Closing Date, the Company will not, without the Underwriters' prior written consent, offer for sale, sell or enter into any agreement to sell, or otherwise dispose of, any debt securities of the Company, except for the Securities.

          (j) Payment of Expenses.  Whether or not any sale of the Securities is
              -------------------
consummated, the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of Bradley Arant Rose & White LLP, counsel for the Company, and the Accountants in connection with the registration of the Securities under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments or supplements thereto and the mailing and delivering of copies thereof to the Underwriters and any dealers;
(ii) the cost of printing or producing this Agreement, the Indenture, any blue sky memorandum, closing documents (including any compilations thereof) and other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in

Section 4(f) hereof, including the fees and disbursements of Underwriters' Counsel in connection with such qualification and in connection with any such blue sky memorandum; (iv) any fees charged by a Rating Agency for rating the Securities; (v) any filing fees incident to, and the fees and disbursements of Underwriters' Counsel in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and disbursements of the Trustee and any agent of the Trustee and the fees and disbursements of their counsel in connection with the Indenture and the Securities; (viii) the premium with respect to, and any other fees and expenses in connection with, the Financial Guaranty Insurance Policy; and (ix) all other costs and expenses incident to the performance of the Company's obligations hereunder that are not otherwise specifically provided for in this Section 4(j); provided, however, that if this Agreement shall be terminated pursuant to
Section 3(c) hereof and could not have been terminated pursuant to Section 5 hereof, the Company shall then not be under any liability to any Underwriter with respect to the Securities except as provided in this Section 4(j) and
Section 6 hereof; but, if for any other reason the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all of their out-of-pocket expenses, including fees and disbursements of Underwriters' Counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to the Securities except as provided in this Section 4(j) and Section 6 hereof. It is understood that, except as provided in this Section 4(j) and
Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offers they may make.

          5.  Conditions to Underwriters' Obligations.  The obligations of the
              ---------------------------------------
several Underwriters under this Agreement shall be subject to the condition that all representations and warranties of the Company contained in this Agreement are, at and as of the Closing Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder on or prior to the Closing Date and the following additional conditions:

          (a) Filing of Prospectus with SEC; No Stop Order; Alabama Commission
              ----------------------------------------------------------------
Order in Full Force and Effect.  The Prospectus, and any supplements thereto,
------------------------------
shall have been filed with the SEC within the time period prescribed for such filing by Rule 424(b) under the 1933 Act and in accordance with Section 4(a) hereof; all requests for additional information on the part of the SEC shall have been complied with to the Underwriters' reasonable satisfaction; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the SEC; and the Alabama Commission Order shall be in full force and effect and such order shall not have been amended or modified to include conditions or restrictions which the Underwriters in good faith determine to be unduly burdensome.

          (b) Opinion of Underwriters' Counsel.  At the Closing Date,
              --------------------------------
Underwriters' Counsel shall have furnished to the Underwriters an opinion, dated the Closing Date, with respect to the validity of the Securities, the Prospectus and the Registration Statement and such other related matters as the Underwriters may reasonably request, and Underwriters' Counsel shall have received such documents and information as it may reasonably request to enable it to pass upon such matters.

          (c) Opinion of Company Counsel.  At the Closing Date, counsel for the
              --------------------------
Company shall have furnished to the Underwriters an opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

            (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Alabama, with corporate power and authority to own its properties and conduct its business as described in the Prospectus and to execute and deliver, and perform its obligations under, this Agreement, the Indenture and the Securities; and the Company is not required by the nature of its business to be licensed or qualified as a foreign corporation in any other state or jurisdiction, except where the failure to be so qualified would not have a material adverse effect on the Company;

            (ii) to the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject that, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the current or future financial position, stockholder's equity or results of operations of the Company and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

            (iii) this Agreement has been duly authorized, executed and delivered by the Company;

            (iv) the Securities have been duly authorized, executed, authenticated, issued and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as may be limited by the Exceptions, and are entitled to the benefits of the Indenture; and the Securities conform to the description thereof in the Prospectus;

            (v) the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by the Exceptions; the Indenture conforms to the description thereof in the Prospectus; and the Indenture has been duly qualified under the 1939 Act;

            (vi) the issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the

     Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Organizational Documents or any statute, rule, regulation or other law, or any order or judgment known to such counsel, of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

          (vii) the Alabama Commission Order is in full force and effect and is sufficient to permit the Company to enter into and perform the transactions contemplated by this Agreement, the Securities and the Indenture, and no other consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement and the Indenture, except such as have been obtained under the 1933 Act and the 1939 Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or blue sky laws in connection with the Underwriters' purchase and distribution of the Securities;

            (viii) Energen Corporation is the sole owner of all of the issued and outstanding common stock of the Company and has filed an annual exemption statement on Form U-3A-2 pursuant to Rule 2 under the 1935 Act, and Energen Corporation and each of its subsidiaries are exempt from all of the provisions of the 1935 Act except Section 9(a)(2) thereof;

            (ix) the Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act (except in each case as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), complied as to form in all material respects with the requirements of the 1933 Act and the 1939 Act and the respective rules and regulations of the SEC thereunder; each Incorporated Document as originally filed pursuant to the 1934 Act (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass) complied as to form when so filed in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC thereunder; the Registration Statement has become, and on the Closing Date is, effective under the 1933 Act and, to the best of such counsel's knowledge, no proceedings for a stop order with respect thereto are threatened or pending under Section 8 of the 1933 Act; and nothing has come to the attention of such counsel that has caused it to believe that the Registration Statement (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except as to financial statements and other financial and statistical data contained or incorporated by reference therein, upon which such counsel need not pass), at the time it was filed with the SEC pursuant to Rule 424(b) under the 1933 Act or on the Closing Date, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

            (x) Such counsel does not know of any franchise, contract or other document required to be described in, or filed as an exhibit to, the Registration Statement or incorporated by reference in the Prospectus that are not so described or filed or incorporated by reference as required; and the statements included or incorporated by reference in the Prospectus describing material contracts or agreements relating to the Company fairly summarize such matters.

In rendering such opinion, such counsel (A) may rely as to matters involving the application of laws of any jurisdiction other than the State of Alabama or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to Underwriters' Counsel, (B) may rely as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials and (C) need not pass upon any information contained or incorporated by reference in the Registration Statement or the Prospectus relating to the Insurer, the Financial Guaranty Insurance Policy or DTC.

          (d) Letter of Accountants.  On the date of this Agreement, at a time
              ---------------------
prior to the execution of this Agreement, and at the Closing Date, the Accountants shall have furnished to the Underwriters letters, dated the date of this Agreement and the Closing Date, respectively, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the 1933 Act and the rules and regulations of the SEC thereunder with respect to the Company and stating in effect that:

            (i) in the opinion of the Accountants, the financial statements and schedules included or incorporated by reference in the Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1934 Act and the respective rules and regulations of the SEC thereunder; and

            (ii) on the basis of a reading of the unaudited financial statements included or incorporated by reference in the Prospectus and the latest available interim unaudited financial statements of the Company, the performance of the procedures specified by the American Institute of Certified Public Accountants for a review of any such financial statements as described in Statement on Auditing Standards No. 71, inquiries of officials of the Company responsible for financial and accounting matters and a reading of the minutes of meetings of the stockholder, the Board of Directors of the Company and the Audit and Finance Committees of Energen Corporation through a specified date not more than five days prior to the date of the applicable letter, nothing came to the attention of the Accountants that caused them to believe that: (A) any material modification should be made to the unaudited financial statements included or incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles or any such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act or the 1934 Act and the respective rules and regulations of the SEC thereunder; (B) for the twelve months ended as of the date of the most recent available financial statements of the Company, there were any decreases in operating revenues, operating income, other income or net income as compared with the comparable period of the preceding year; or (C) at the date of the most recent available financial statements of the Company and at a subsequent date not more than five days prior to the date of such letter, there was any change in the capital stock or long-term debt of the Company or any decrease in its net assets as compared with the amounts shown in the most recent balance sheet included or incorporated by reference in the Prospectus, except in all instances for changes or decreases that the Prospectus discloses have occurred or may occur, or for changes or decreases that are described in such letter that are reasonably satisfactory to the Underwriters.

Such letter shall also cover such other matters as the Underwriters shall reasonably request, including but not limited to the Company's "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Company's financial statements included or incorporated by reference in the Prospectus and any other information of an accounting, financial or statistical nature included therein.

          (e) No Material Changes.  (i)  The Company shall not have sustained,
              -------------------
since the date of the most recent financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock, long-term debt or net assets of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholder's equity or results of operations of the Company, otherwise than as set forth in the Prospectus, the effect of which, in any such case described in clause (i) or
(ii), is in the Underwriters' judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

          (f) Ratings; No Downgrading of Ratings or Credit Review.  Moody's
              ---------------------------------------------------
Investors Service and Standard & Poor's shall have publicly assigned to the Securities ratings of Aaa and AAA, respectively, which ratings shall be in full force and effect at the Closing Date; and, on or after the date of this Agreement, (i) no downgrading shall have occurred in the rating accorded any of the Company's securities by any Rating Agency and (ii) no Rating Agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's securities.

          (g) Nonoccurrence of Certain Events.  On or after the date of this
              -------------------------------
Agreement, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally by the SEC, any national securities exchange or The Nasdaq Stock Market; (ii) a suspension or material limitation in trading in the Company's securities by the SEC, any national securities exchange or The Nasdaq Stock Market; (iii) a general moratorium on commercial banking activities declared by Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv), in the Underwriters' judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus.

          (h) Officers' Certificate.  At the Closing Date, the Company shall
              ---------------------
have furnished or caused to be furnished to the Underwriters a certificate of the Chairman of the Board or the President of the Company and the principal financial or accounting officer of the Company satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein on and as of the Closing Date, as to the performance by the Company of all of its obligations hereunder to be performed on or prior to the Closing Date, as to the matters set forth in Sections 5(a) and 5(e) hereof and as to such other matters as the Underwriters may reasonably request.

          (i) Effectiveness of Financial Guaranty Insurance Policy; Opinion of
              ----------------------------------------------------------------
Insurer's Counsel.  At the Closing Date, the Financial Guaranty Insurance Policy
-----------------
shall have been duly authorized, executed and delivered by the Insurer to the insurance trustee named therein and shall be in full force and effect and the Underwriters shall have received an opinion of counsel for the Insurer, dated the Closing Date, covering such matters as the Underwriters may reasonably request in form and substance reasonably satisfactory to the Underwriters.

          In case any of the conditions specified above in this Section 5 shall not have been fulfilled, this Agreement may be terminated by the Underwriters upon mailing or otherwise delivering written notice thereof to the Company. Any such termination shall be without liability of either party to the other party except as otherwise provided in Section 4(j) hereof and except for any liability under Section 6 hereof.

     6.  Indemnification and Contribution
         --------------------------------

          (a) Indemnification by Company.  The Company will indemnify and hold
              --------------------------
harmless each Underwriter for and against any losses, damages or liabilities, joint or several, to which such Underwriter may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Company); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration

Statement, the Prospectus or any such amendment or supplement thereto in reliance upon and in conformity with the Underwriter Information.

          (b) Indemnification by the Underwriters.  Each Underwriter will
              -----------------------------------
indemnify and hold harmless the Company for and against any losses, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, damages or liabilities (or actions or claims in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto, or arise out of are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus or any such amendment or supplement, in reliance upon and in conformity with the Underwriter Information in respect of such Underwriter, and will reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred (including such losses, damages, liabilities or expenses to the extent of the aggregate amount paid in settlement of any such action or claim, provided that (subject to Section 6(c) hereof) any such settlement is effected with the written consent of the Underwriters).

          (c) General.  Promptly after receipt by an indemnified party under
              -------
Section 6(a) or 6(b) hereof of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under Section 6(a) or 6(b) hereof, notify such indemnifying party in writing of the commencement thereof, but the failure so to notify such indemnifying party shall not relieve such indemnifying party from any liability except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have to any such indemnified party otherwise than under Section 6(a) or 6(b) hereof. In case any such action shall be brought against any such indemnified party and it shall notify such indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party under Section 6(a) or (b) hereof similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of such indemnified party, be counsel to such indemnifying party), and, after notice from such indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under Section 6(a) or 6(b) hereof for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. If at any time such indemnified party shall have requested such indemnifying party under Section 6(a) or 6(b) hereof to reimburse such indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a) or (b) hereof effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of such request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request for reimbursement prior to the date of such settlement. No such indemnifying party shall, without the written consent of such indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not such indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any such indemnified party. In no event shall such indemnifying parties be liable for the fees and expenses of more than one counsel, including any local counsel, for all such indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          (d) Contribution.  If the indemnification provided for in this Section
              ------------
6 is unavailable to or insufficient to indemnify or hold harmless an indemnified party under Section 6(a) or 6(b) hereof in respect of any losses, damages or liabilities (or actions or claims in respect thereof) referred to therein, then each indemnifying party under Section 6(a) or 6(b) hereof shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages or liabilities (or actions or claims in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if such indemnified party failed to give the notice required under Section 6(c) hereof and such indemnifying party was prejudiced in a material respect by such failure, then each such indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, damages or liabilities (or actions or claims in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
Section 6(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 6(d). The amount paid or payable by such an indemnified party as a result of the losses, damages or liabilities (or actions or claims in respect thereof) referred to above in this Section 6(d) shall be deemed to include any legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters in this Section 6(d) to contribute are several in proportion to their respective underwriting obligations with respect to the Securities and not joint.

          (e) Scope of Obligations.  The obligations of the Company under this
              --------------------
Section 6 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director, employee, agent or other representative and to each person, if any, who controls any Underwriter within the meaning of the 1933 Act; and the obligations of the Underwriters under this Section 6 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company who signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the 1933 Act.

     7.  Representations, Warranties and Agreements to Survive Delivery.  The
         --------------------------------------------------------------
respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of the Company or them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, any officer, director, employee, agent or other representative of the Underwriters or any controlling person of any Underwriter, or the Company, any officer or director of the Company who signed the Registration Statement or any controlling person of the Company, and shall survive delivery of and payment for the Securities.

     8.  Notices.  All notices and other communications hereunder shall be in
         -------
writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to A.G. Edwards & Sons, Inc. at the address set forth on the first page of this Agreement, attention of Lester H. Krone, Managing Director and to Edward
D. Jones & Co., L.P. at the address set forth on the first page of this Agreement, attention of James A. Krekeler, Partner; and notices to the Company shall be directed to Alabama Gas Corporation, 605 Richard Arrington, Jr. Boulevard North, Birmingham, Alabama 35203-2707, attention of Geoffrey C. Ketcham, Executive Vice President and Chief Financial Officer.

     9.  Miscellaneous.  The rights and duties of the parties to this Agreement
         -------------
shall, pursuant to New York General Obligations Law Section 5-1401, be governed
by the law of the State of New York.   This Agreement shall be binding upon, and
inure solely to the benefit of, the Company and the Underwriters except to the extent provided in Section 6(e) hereof, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No person who purchases any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. The word "or" shall not be exclusive, and all references in this Agreement to the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or subdivision hereof, and the captions to such Sections and subdivisions are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding, please sign and return to the Company the enclosed duplicate hereof, whereupon this Agreement will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                        Very truly yours,

                                        Alabama Gas Corporation


                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

Accepted as of the date hereof:

A.G. Edwards & Sons, Inc.


By:
    ----------------------------
    Name:
    Title:

Edward D. Jones & Co., L.P.


By:
    ----------------------------
    Name:
    Title:

                                  SCHEDULE I


                                                Principal                 Principal
                                                Amount of                 Amount of
                                             [   ]% Notes due          [   ]% Notes due
                                            September 1, 2016         September 1, 2031
                                                  To Be                     To Be
             Underwriter                        Purchased                 Purchased
------------------------------------        -----------------         -----------------

A.G. Edwards & Sons, Inc............           $                         $
Edward D. Jones, & Co., L.P.........
                                               -----------               -----------
       Total........................           $40,000,000               $35,000,000
                                               -----------               -----------